SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 22, 1998


                               EASTERN ENTERPRISES
                               -------------------
             (Exact name of registrant as specified in its charter)
Massachusetts                     1-2297                       04-1270730
-------------------------------------------------------------------------
(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)



                  9 Riverside Road, Weston, Massachusetts              02493
----------------------------------------------------------------------------
                  (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (781) 647-2300
                                                           --------------


           None
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1 through 4 and Items 6, 7(a) and (b), 8 and 9.  Not Applicable.
----------------------------------------------------


Item 5.  Other Events

         As of July 22, 1998, the Board of Trustees of Eastern Enterprises (the "Trust") adopted an amendment to the Common Stock Rights Agreement (the "1990 Rights Agreement"), dated as of February 22, 1990, as amended on January 30, 1995, between the Trust and BankBoston, N.A., formerly known as The First National Bank of Boston, successor in interest under the 1990 Rights Agreement to The Bank of New York. A copy of this amendment is filed herewith as Exhibit
99.1 and is hereby incorporated by reference.

         On July 22, 1998 the Board of Trustees of the Trust declared a dividend of one Common Stock Purchase Right ("New Right") for each outstanding share of Common Stock, with a par value of $1.00 per share, of the Trust. The dividend is payable at the close of business upon the earlier to occur of (i) the date of redemption by the Trust of the Trust's outstanding rights issued pursuant to the 1990 Rights Agreement and (ii) February 18, 2000, to shareholders of record as of the close of business on such date. The terms of the New Rights are set forth in the Rights Agreement, dated as of July 22, 1998, between the Trust and BankBoston, N.A., as Rights Agent, a copy of which is filed herewith as Exhibit
99.2 and is hereby incorporated by reference herein.



Item 7.  Financial Statements and Exhibits

          (c)     Exhibits

           99.1--Amendment No. 2 to Common Stock Rights Agreement, dated as of
                 July 22, 1998, between Eastern Enterprises and BankBoston, N.A.

           99.2--Rights Agreement ("New Rights  Agreement"),  dated as of
                 July 22, 1998, between the Trust and BankBoston, N.A.

           99.3--Form  of  Common  Stock  Purchase   Rights   Certificate
                 (attached as Exhibit A to the New Rights Agreement). Pursuant to the Rights Agreement, printed Common Stock Purchase Rights Certificates will not be mailed until the Distribution Date (as defined in the New Rights Agreement).

           99.4--Summary of Common Stock Purchase Rights (attached as Exhibit
                 B to the New Rights Agreement).

                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                         EASTERN ENTERPRISES


Date: July 28, 1998                        By:  /s/ L. William Law, Jr.
     --------------                            ------------------------
                                                L. William Law, Jr.
                                                Senior Vice President, General
                                                    Counsel and Secretary

                                 EXHIBIT INDEX


                                    Exhibits
                                    --------


99.1--Amendment No. 2 to Common Stock Rights Agreement, dated as of
      July 22, 1998, between Eastern Enterprises and BankBoston, N.A.

99.2--Rights Agreement ("New Rights  Agreement"),  dated as of
      July 22, 1998, between the Trust and BankBoston, N.A.

99.3--Form  of  Common  Stock  Purchase   Rights   Certificate
      (attached as Exhibit A to the New Rights Agreement). Pursuant to the Rights Agreement, printed Common Stock Purchase Rights Certificates will not be mailed until the Distribution Date (as defined in the New Rights Agreement).

99.4--Summary of Common Stock Purchase Rights (attached as Exhibit
      B to the New Rights Agreement).

                                                             EXHIBIT 99.1

                              EASTERN ENTERPRISES


                              Amendment No. 2 to
                              ------------------
                         Common Stock Rights Agreement
                         -----------------------------


         This Amendment, dated as of July 22, 1998, amends the Common Stock Rights Agreement dated as of February 22, 1990, as amended on January 30, 1995 (as amended, the "Rights Agreement"), between Eastern Enterprises, a Massachusetts business trust (the "Trust"), and BankBoston, N.A. (the "Rights Agent"), formerly known as The First National Bank of Boston, successor in interest under the Rights Agreement to The Bank of New York. Terms defined in the Rights Agreement and not otherwise defined herein are used herein as so defined.

                               W I T N E S S E T H:
                               -------------------

         WHEREAS, on February 22, 1990 the Board of Trustees of the Trust authorized the issuance of Rights to purchase, on the terms and subject to the provisions of the Rights Agreement, shares of the Trust's Common Stock; and

         WHEREAS, on February 22, 1990, the Board of Trustees of the Trust authorized and declared a dividend distribution of one Right for every share of Common Stock of the Trust outstanding on the Dividend Record Date and authorized the issuance of one Right (subject to certain adjustments) for each share of Common Stock of the Trust issued between the Dividend Record Date and the Distribution Date; and

         WHEREAS, the Distribution Date has not occurred; and

         WHEREAS, pursuant to Section 26 of the Rights Agreement, the Board of Trustees has unanimously approved an amendment of certain provisions of the Rights Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

1.       Amendments to the Rights Agreement.
         ----------------------------------

         1.1.     Section 1 of the Rights Agreement shall be amended as follows:

                  (a) Section 1(a) of the Rights Agreement shall be amended by deleting the reference to "20%" and replacing it with reference to "10%".

                  (b) Section 1(c) of the Rights Agreement shall be amended by deleting paragraph 1(c) and replacing it in its entirety with the following paragraph:

                           "        (c)     [Reserved]."

                  (c) Section 1(d) of the Rights Agreement shall be amended by deleting paragraph 1(d) and replacing it in its entirety with the following paragraph:

                           "        (d)     [Reserved]."

                  (d) Section 1(q) of the Rights Agreement shall be amended by deleting the five references to "Adverse Person" therefrom.

                  (e) Section 1(r) of the Rights Agreement shall be amended by deleting paragraph 1(r) and replacing it in its entirety with the following paragraph:

                           " (r) "Distribution Date" shall mean the date which is the later of (A) the earlier of (x) the 10th Business Day following the Stock Acquisition Date or
                           (y) the 10th Business Day following the Offer Commencement Date or (B) such specified or unspecified date thereafter which is on or after the Dividend Record Date, as may be determined by a majority of the Trustees then in office."

                  (f) A new Subsection shall be added to the Rights Agreement after Section 1(u) and before Section 1(v) as follows:

                           "        (u')    "Exchange Ratio" shall have the
                           meaning set forth in Section 23A(a) hereof."

                  (g) Section 1(w) of the Rights Agreement shall be amended by deleting the reference to "20%" and replacing it with reference to "10%".

         1.2. Section 3(c) of the Rights Agreement shall be amended by adding the phrase ", as amended on January 30, 1995 and as of July 22, 1998" after the phrase "February 22, 1990" in the first sentence of the legend described therein and by deleting the two references to "Adverse Person" from the last sentence of the legend described therein.

         1.3. Section 4(b) of the Rights Agreement shall be amended by deleting the four references to "Adverse Person" therefrom.
         1.4. Section 7(e) of the Rights Agreement shall be amended by deleting the four references to "Adverse Person" therefrom.

         1.5. Section 9(a) of the Rights Agreement shall be amended by adding to the end of paragraph (a) the following language:
                  "; provided, further, however, that in no event shall such failure to so reserve shares affect the rights of any holder of Rights hereunder."

         1.6. Section 11 of the Rights Agreement shall be amended as follows:

                  (a) Clauses (A) and (B) of Section 11(a)(ii) shall be deleted and replaced in their entirety as follows:

                           "(A)any Person shall at any time after the Declaration Date become an
                           Acquiring Person; or

                           (B) any Acquiring Person or any Affiliate of any Acquiring Person, at any time after the Declaration Date, directly or indirectly, shall (1) merge into the Trust or otherwise combine with the Trust, and the Trust shall be the continuing or surviving Person of such merger or combination and the Common Stock of the Trust shall remain outstanding and no shares thereof shall be changed or otherwise transformed into stock or other securities of any other Person or the Trust or cash or any other property, (2) in one or more transactions, transfer any assets to the Trust in exchange (in whole or in part) for shares of any class of its equity securities or for securities exercisable for or convertible into shares of any such class or otherwise obtain from the Trust, with or without consideration, any additional shares of any such class or securities exercisable for or convertible into shares of any such class (other than as part of a pro rata distribution to all holders of such class), (3) sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise dispose (in one transaction or a series of transactions) to, from or with the Trust or any of the Trust's Subsidiaries, assets with an aggregate fair market value in excess of 25% of the assets of the Trust and its Subsidiaries determined on a consolidated basis on terms and conditions less favorable to the Trust than the Trust would be able to obtain through arm's-length negotiation with an unaffiliated third party, (4) receive any compensation from the Trust or any of the Trust's Subsidiaries other than compensation as a director of the Trust or for full-time employment as a regular employee at rates in accordance with the Trust's (or such Subsidiary's) past practices, (5) receive the benefit (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance provided by the Trust or any of its Subsidiaries on terms and conditions less favorable to the Trust (or such Subsidiary) than the Trust would be able to obtain through arm's-length negotiation with an unaffiliated third party or

                          (6) commence a tender or exchange offer for
                           securities of the Trust; or

                           (C) during such time as there is an Acquiring Person at any time after the Declaration Date, there shall be any reclassification of securities (including any combination thereof), or recapitalization of the Trust, or any merger or consolidation of the Trust with any of its Subsidiaries (whether or not with or into or otherwise involving an Acquiring Person or any Affiliate of an Acquiring Person), or any repurchase by the Trust or any of its Subsidiaries of shares of the Common Stock of the Trust, or any other class or series of securities issued by the Trust, which reclassification, recapitalization, merger, consolidation or repurchase is effected at a time when a majority of the Board consists of persons who are the Acquiring Person or its Affiliates, or nominees or designees of any thereof, which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities or securities exercisable for or convertible into any class of equity securities of the Trust or any of its Subsidiaries which is directly or indirectly owned by an Acquiring Person or any Affiliate of an Acquiring Person;"

                  (b) Section 11(a)(ii) shall be further amended by deleting the phrase "clause (A) or (B)" from the first sentence after the new subsection (C) and replacing it with the phrase "clause (A), (B) or
                           (C)".

                  (c) Section 11(a)(iii) shall be amended by deleting the parenthetical "(other than any Acquiring Person, any Adverse Person and any Affiliates of the Acquiring Person or Adverse Person)" from clause (ii) thereof and replacing it with the following parenthetical:
                           "(other than any Acquiring Person or Disqualified Transferee or any Affiliate of the Acquiring Person or Disqualified Transferee)".

                  (d) Section 11(f) shall be amended by deleting the phrase "and (m)" and replacing therewith the phrase ", (m) and (p)" and deleting the phrase "and 13" and replacing therewith the phrase ", 13 and 14".

                  (e)      Section 11(p) shall be amended by deleting subsection
                          (p) and replacing it in its
                           entirety with the following:

                           " (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Trust shall at any time after the Dividend Declaration Date and prior to the Distribution Date (i) declare or pay a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, or (ii) effect a subdivision, combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock) into a greater or smaller number of shares, then in any such case, (i) the number of shares of Common Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of shares of Common Stock so purchasable immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event; and (ii) each share of Common Stock outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected."

         1.7. Section 13 of the Rights Agreement shall be amended as follows:

                  (a) The first sentence of Section 13 shall be amended by deleting the phrase "or occurrence of an Adverse Person Event" therefrom.

                  (b) Clause (c) of the first sentence of Section 13 shall be amended by deleting the reference to "50%" and replacing it with reference to "25%".

         1.8. Section 20(m) of the Rights Agreement shall be amended by deleting the phrase "or Adverse
                  Person" from the first sentence thereof.

         1.9. Section 23 of the Rights Agreement shall be amended by deleting the proviso "; provided, however, that the Board may not redeem any Rights following the occurrence of an Adverse Person Event" from the first sentence thereof.

         1.10.    A new Section 23A shall be added to the Rights Agreement after
                  Section 23 as follows:

                  "Section 23A.  Exchange.
                           (a) The Board,  by majority vote, may, at its option,
                  at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio, as the same may be so adjusted from time to time, being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than (i) the Trust, (ii) any Subsidiary of the Trust, (iii) any employee benefit plan of the Trust or of any Subsidiary of the Trust, or (iv) any Person or entity organized, appointed or established by the Trust for or pursuant to the terms of any such plan), together with all Affiliates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding.

                           (b) Immediately upon the action of the Board ordering
                  the exchange of any Rights  pursuant to subsection (a) of this
                  Section 23A and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Trust shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Trust promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

                           (c) In the event that there  shall not be  sufficient
                  shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 23A, the Trust shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exchange of the Rights.

                           (d)  The  Trust   shall  not  be  required  to  issue
                  fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Trust shall pay to each registered holder of a Right Certificate with regard to which a fractional share of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the Closing Price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this
                  Section 23A. "

         1.11. Section 24 of the Rights Agreement shall be amended as follows:

                  (a) Clause (d) of the first sentence of Section 24 shall be amended by deleting the reference to "50%" and replacing it with reference to "25%".

                  (b) The following new paragraph shall be added to the end of Section 24:

                           " Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date a filing by the Trust with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Trust, including the Rights, for purposes of this Agreement and no other notice need be given."

         1.12. Section 25 of the Rights Agreement shall be amended by deleting the reference to
                           "THE FIRST NATIONAL BANK OF BOSTON
                           Attention: Shareholder Services Division
                           150 Royall Street
                           Canton, MA 02021"

                  therefrom and replacing it with reference to

                           "BankBoston, N.A.
                           c/o Boston EquiServe, L.P.
                           150 Royall Street
                           Canton, MA 02021
                           Attn: Client Administration".

         1.13. Section 26 of the Rights Agreement shall be amended as follows:

                  (a) The first sentence of Section 26 shall be deleted and replaced in its entirety with the following sentence:

                           "Prior to the Distribution Date and subject to the last sentence of this Section 26, the Trust may from time to time supplement or amend any provision of this Agreement without the approval of any holders of the Rights."

                  (b) The second sentence of Section 26 shall be amended by deleting the phrase "earlier of the Distribution Date or an Adverse Person Event" and replacing it with the phrase "Distribution Date".

                  (c) The second sentence of Section 26 shall be further amended by deleting the parenthetical "(other than any Acquiring Person, Adverse Person or Affiliates of any Acquiring Person or Adverse Person)" from clause
                           (iv) thereof and replacing it with the parenthetical "(other than an Acquiring Person, Disqualified Transferee or any Affiliate of any Acquiring Person or Disqualified Transferee)".

         1.14. Section 28 of the Rights Agreement shall be amended by deleting the phrase ", that a Person is an Adverse Person" from the parenthetical in clause (ii) therein.

         1.15. Section 30 of the Rights Agreement shall be amended by adding to the end of the paragraph the following language:

                  "If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in
                  Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board."

         1.16.    Exhibit A of the Rights Agreement shall be amended as follows:

                  (a) The third sentence of the legend shall be amended by deleting the phrase "ADVERSE PERSON" therefrom and replacing it with the phrase "AFFILIATE OF AN ACQUIRING PERSON (WHICH INCLUDES AFFILIATES AND ASSOCIATES)".

                  (b) The fifth sentence of the legend shall be amended by deleting the phrases ", AN ADVERSE PERSON" and "OR AN ADVERSE PERSON" therefrom.

                  (c) The first sentence of the first paragraph of the Rights Certificate shall be amended by adding the phrase ", as amended on January 30, 1995 and as of July 22, 1998" after the phrase "February 22, 1990".

                  (d) The first sentence of the first paragraph of the Rights Certificate shall be further amended by deleting the phrase "The Bank of New York, a New York banking corporation (the "Rights Agent")" therefrom and replacing it with the phrase "BankBoston, N.A. (the "Rights Agent"), formerly known as The First National Bank of Boston, successor in interest under the Rights Agreement to The Bank of New York".

                  (e) Clause (i) of the second paragraph of the Rights Certificate shall be amended by deleting the phrases ", an Adverse Person" and "or an Adverse Person" therefrom.

                  (f) The first sentence of the eighth paragraph of the Rights Certificate shall be amended by deleting the parenthetical "(unless the Board of Trustees shall determine a Person to be an Adverse Person)" therefrom.

                  (g) Paragraphs (1) and (2) of the Certificate accompanying the Rights Certificate shall be amended by deleting from each such paragraph the phrase ", an Adverse Person".

                  (h) Paragraphs (1) and (2) of the Certificate accompanying the Form of Election to Purchase shall be amended by deleting from each such paragraph the phrases ", an Adverse Person" and "or Adverse Person".

2.       Governing Law.

                  This Amendment to the Rights Agreement shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts and for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth applicable to contracts to be made and performed entirely within said Commonwealth.

3.       Counterparts.

                  This Amendment to the Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.



4.       Amendment; Ratification of Rights Agreement.

                  Except as expressly noted herein, this Amendment to the Rights Agreement shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Rights Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

5.       Severability.

                  If any term, provision, covenant or restriction of this Amendment to the Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment to the Rights Agreement, and of the Rights Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

6.       The Trust.

                  Reference is hereby made to the declaration of trust establishing the Trust dated July 18, 1929, as amended, a copy of which is on file in the office of the Secretary of State of The Commonwealth of Massachusetts. The name "Eastern Enterprises" refers to the trustees under such declaration as trustees and not personally. No trustee, shareholder, officer or agent of the Trust shall be held to any personal liability in connection with the affairs of the Trust and only the trust estate may be liable.


                                  [This space has intentionally been left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Rights Agreement to be duly executed as of the day and year first above written.

                                          EASTERN ENTERPRISES




                                      By: /s/ Jean A. Scholtens
                                          ------------------------------
                                          Title: Vice President and Treasurer


Attest:


By:  /s/ L. William Law, Jr.
   -------------------------
   Secretary

                                          BANKBOSTON, N.A., FORMERLY KNOWN AS
                                          THE FIRST NATIONAL BANK OF BOSTON, as
                                          Rights Agent



                                          By: /s/ Margaret Prentice
                                             ----------------------
                                             Title: Administrative Manager

Attest:

By:  /s/ Joshua McGinn
   -----------------------------
   Title: Senior Account Manager

                                                            EXHIBIT 99.2





                              EASTERN ENTERPRISES

                                      and

                                BANKBOSTON, N.A.


                                as Rights Agent



                                Rights Agreement

                           Dated as of July 22, 1998

                               Table of Contents



Section                                                                  Page

Section 1.  Certain Definitions............................................ 1

Section 2.  Appointment of Rights Agent.................................... 6

Section 3.  Issuance of Rights Certificates................................ 6

Section 4.  Form of Rights Certificates............. ...................... 8

Section 5.  Countersignature and Registration.............................. 9

Section 6.  Transfer, Split Up, Combination and Exchange of Rights
                Certificates; Mutilated, Destroyed, Lost or Stolen Rights
                Certificates............................................... 9

Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights. 10

Section 8.  Cancellation and Destruction of Rights Certificates............12

Section 9.  Reservation and Availability of Shares of Common Stock; Other
                Covenants..............................                    12

Section 10.  Common Stock Record Date; Etc.................................14

Section 11.  Antidilution Adjustments......................................14

Section 12.  Certificate of Adjustments....................................23

Section 13.  Consolidation, Merger or Sale or Transfer of Assets or
                Earning Power................................              24

Section 14.  Fractional Rights and Fractional Shares.......................26

Section 15.  Rights of Action..............................................26

Section 16.  Agreement of Rights Holders...................................27

Section 17.  Rights Certificate Holder Not Deemed a Shareholder............27

Section 18.  Concerning the Rights Agent...................................28

Section 19.  Merger or Consolidation or Change of Name of Rights Agent.....28

Section 20.  Duties of Rights Agent........................................29

Section 21.  Change of Rights Agent........................................31

Section 22.  Issuance of New Rights Certificates..... .....................32

Section 23.  Redemption and Termination....................................33

Section 24.  Exchange......................................................33

Section 25.  Notice of Proposed Actions....................................34

Section 26.  Notices.......................................................35

Section 27.  Supplements and Amendments....................................36

Section 28.  Successors............................... ....................36

 Section 29.  Determinations and Actions by the Board; etc.................37

Section 30.  Benefits of this Agreement....................................37

Section 31.  Severability.................................. ...............37

Section 32.  Governing Law.................................................37

Section 33.  Counterparts..................................................38

Section 34.  Descriptive Headings..........................................38

Section 35.  The Trust.....................................................38

                                RIGHTS AGREEMENT


         This Agreement (the  "Agreement")  dated as of July 22, 1998 is between
Eastern  Enterprises,   a  Massachusetts   business  trust  (the  "Trust"),  and
BankBoston, N.A., as Rights Agent (the "Rights Agent").

                              W I T N E S S E T H:

         WHEREAS, on July 22, 1998 the Board of Trustees of the Trust (the "Board") authorized the issuance of rights (collectively, the "Rights," and individually a "Right"), each Right being a right to purchase, on the terms and subject to the provisions of this Agreement, one share of the Trust's Common Stock; and

         WHEREAS, on July 22, 1998 (the "Declaration Date") the Board (a) authorized and declared a dividend distribution of one Right for every share of Common Stock of the Trust outstanding at the Close of Business upon the earlier to occur of (i) the date of redemption by the Trust of the Trust's outstanding Rights pursuant to Section 23 of the Common Stock Rights Agreement, dated as of February 22, 1990, as amended (the "1990 Rights Agreement"), and (ii) February 18, 2000 (the earlier being, the "Dividend Record Date"), and (b) authorized the issuance of, and agreed to issue, one Right (as such number may be adjusted in accordance with Section 11(i) or 11(p) hereof) for every share of Common Stock of the Trust issued between the Dividend Record Date and the Distribution Date (as hereinafter defined).

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

Section 1.  Certain Definitions.

         For purposes of this Agreement, the following terms have the meanings indicated:

         (a) "1990 Rights Agreement" shall have the meaning set forth in the recitals to this Agreement.

         (b) "Acquiring Person" shall mean (a) any Person who or which, together with all Affiliates of such Person, shall be the Beneficial Owner of 10% or more of the shares of Common Stock outstanding at any time on or after the Dividend Record Date , or (b) any Person who or which, together with all Affiliates of such Person, is, as of the Dividend Record Date, an Acquiring Person (as such term is defined in the 1990 Rights Agreement, irrespective of the termination of said 1990 Rights Agreement); provided, that neither clause (a) nor (b) shall include: (i) the Trust, (ii) any Subsidiary of the Trust, (iii) any employee benefit plan of the Trust or of any Subsidiary of the Trust, (iv) any Person organized, appointed, or established by the Trust or a Subsidiary of the Trust pursuant to the terms of any plan described in clause (iii) above or (v) any such Person who has reported or is required to report such ownership on Schedule 13G under the Exchange Act (or any comparable or successor report) or on
Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Trust or engage in any of the actions specified in Item 4 of such Schedule (other than the disposition of the Common Stock) and, within 10 Business Days of being requested by the Trust to advise it regarding the same, certifies to the Trust that such Person acquired shares of Common Stock in excess of 9.9% inadvertently or without knowledge of the terms of the Rights and who, together with all of such Person's Affiliates, thereafter does not acquire additional shares of Common Stock while the Beneficial Owner of 10% or more of the shares of Common Stock then outstanding, provided, however, that if the Person requested to so certify fails to do so within 10 Business Days, then such Person shall become an Acquiring Person immediately after such 10 Business Day Period.

         (c) "Act" shall mean the Securities Act of 1933 (or any successor act), as amended and as may from time to time be in effect.

         (d) "Affiliate," with respect to any Person, shall mean any other Person who is, or who would be deemed to be, an "affiliate" or an "associate" of such Person within the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as such Rule is in effect on the Declaration Date.

         (e) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own" or have "Beneficial Ownership" of, any securities:

                  (i) which such Person or any of such Person's Affiliates has "beneficial ownership" of within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as such Rule is in effect on the Declaration Date;

                  (ii) which such Person or any of such Person's Affiliates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion, exchange or other rights, warrants or options, or otherwise;

                  (iii) which such Person or any of such Person's Affiliates has, directly or indirectly, the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security for purposes of this Section 1(e)(iii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable proxy solicitation rules and regulations promulgated under the Exchange Act or (B) is made in connection with, or is to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable proxy solicitation rules and regulations promulgated under the Exchange Act, in either case described in clause (A) or (B) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on
         Schedule 13D under the Exchange Act (or any comparable or successor report); or

                  (iv) which are beneficially owned, directly or indirectly, by any other Person or any Affiliate thereof with which such Person or any of such Person's Affiliates has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or in connection with a proxy or consent solicitation described in clause (A) or (B) of the proviso to Section 1(e)(iii) hereof) or disposing of any securities of the Trust;

provided, however, that for purposes of this Section 1(e) a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Common Stock Event, or (C) securities issuable upon exercise of Rights which were held by a Person or its Affiliates prior to the Distribution Date as long as such Person is not responsible for the occurrence of the Common Stock Event giving rise to the Distribution Date; and provided, further, however, that nothing in this Section 1(e) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

         (f) "Board" shall have the meaning set forth in the preamble to this Agreement.

         (g) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in The Commonwealth of Massachusetts or the city in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close.

         (h) "Close of Business" on any given date shall mean 5:00 p.m., Boston, Massachusetts time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., Boston, Massachusetts time, on the next succeeding Business Day.

         (i) "Closing Price" shall have the meaning set forth in Section 11(d) hereof.

         (j) "Common Stock" shall mean the Common Stock, with a par value of $1.00 per share, of the Trust, except that "Common Stock" when used with respect to any Person other than the Trust shall mean either (i) the common stock (or other capital stock or shares of beneficial interest) of such Person with the greatest voting power, or (ii) the equity securities or other equity interests having power to control or direct the management and affairs of such Person, or
(iii) if such Person is a Subsidiary of another Person, the Person (A) who ultimately controls such Person who is the Subsidiary and (B) which has outstanding such common stock (or such other capital stock, equity securities or interests).

         (k)      "Common Stock Equivalents" shall have the meaning set forth in
                   Section 11(a)(iii) hereof.

         (l) "Common Stock Event" shall mean the occurrence of any event described in (i) Section 11(a)(ii) hereof or (ii) clause (a), (b) or (c) of the first sentence of Section 13 hereof.

         (m)      "Current Market Price" shall have the meaning set forth in
                   Section 11(d) hereof.

         (n) "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

         (o) "Declaration Date" shall have the meaning set forth in the preamble to this Agreement.

         (p) "Disqualified Transferee" shall mean any Person who is a direct or indirect transferee of any Right from an Acquiring Person or an Affiliate of an Acquiring Person and became such a transferee (x) after the occurrence of a Common Stock Event or (y) prior to or concurrently with the Acquiring Person becoming such and received such Right pursuant to a transfer (whether or not for value) (A) from the Acquiring Person to holders of its Common Stock or other equity securities or to any Person with whom the Acquiring Person has any continuing agreement, arrangement, or understanding (whether or not in writing) regarding the transferred Right, or (B) which a majority of the Board then in office reasonably determines is part of a plan, arrangement, or understanding (whether or not in writing) which has as a primary purpose or effect, the avoidance of Section 7(e) hereof.

         (q) "Distribution Date" shall mean the date which is after the Dividend Record Date and the later of (A) the earlier of (x) the 10th Business Day following the Stock Acquisition Date or (y) the 10th Business Day following the Offer Commencement Date or (B) such specified or unspecified date thereafter which is on or after the Dividend Record Date, as may be determined by a majority of the Board then in office.

         (r) "Dividend Record Date" shall have the meaning set forth in the preamble to this Agreement.

         (s) "Excess Amount" shall have the meaning set forth in Section 11(a)(iii) hereof.

         (t) "Exchange Act" shall mean the Securities Exchange Act of 1934 (or any successor act), as in effect on the Declaration Date.

         (u) "Exchange Ratio" shall have the meaning set forth in Section 24(a) hereof.

         (v) "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

         (w) "Offer Commencement Date" shall mean any date, after the Dividend Record Date, which is the date of the commencement by any Person, other than (i) the Trust, (ii) a Subsidiary of the Trust, (iii) any employee benefit plan of the Trust or of any Subsidiary of the Trust or (iv) any Person organized, appointed, or established by the Trust or such Subsidiary pursuant to the terms of any such plan, of a tender or exchange offer (including when such offer is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act) if upon consummation thereof the Person and Affiliates thereof would be the Beneficial Owner of 10% or more of the then outstanding shares of Common Stock (including any such date which is after the date of this Agreement and prior to the issuance of the Rights on the Dividend Record Date or thereafter).

         (x) "Officers' Certificate" has the meaning set forth in Section 20(b) hereof.

         (y) "Other Consideration" has the meaning set forth in Section 6(a) hereof.

         (z) "Person" shall mean a corporation, association, partnership, limited liability company, joint venture, trust, estate, organization, business, entity or individual.

         (aa) "Purchase Price" shall have the meaning set forth in Section 7(b) hereof.

         (bb) "Redemption Price" shall have the meaning set forth in Section 23 hereof.

         (cc) "Rights" shall have the meaning set forth in the preamble to this Agreement.

         (dd) "Rights Agent" shall have the meaning set forth in the preamble of this Agreement subject to the appointment of a successor Rights Agent pursuant to Section 21 hereof.

         (ee)     "Rights Certificates" shall have the meaning set forth in
                   Section 3(a) hereof.

         (ff) "Stock Acquisition Date" shall mean the later of (i) the date of the first public announcement by an Acquiring Person or the Trust that an Acquiring Person has become such (including the first date on which any filing with any governmental authority disclosing that an Acquiring Person has become such becomes available to the public), or (ii) the date on which an executive officer of the Trust has actual knowledge that an Acquiring Person has become such.

         (gg) "Subsidiary" shall mean, as of any date, any Person of which the Trust (or other specified parent) owns directly, or indirectly through a Subsidiary or Subsidiaries, at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, or holds directly, or indirectly through a Subsidiary or Subsidiaries, at least a majority of partnership or similar interests, or is a general partner or of which the Trust (or other specified parent) owns voting securities sufficient to elect at least a majority of the directors or trustees of such Person.

         (hh)     "Substitution Period" shall have the meaning set forth in
                  Section 11(a)(iii) hereof.

         (ii)     "Summary of Rights" shall have the meaning set forth in
                  Section 3(b) hereof.

         (jj) "Trading Day" shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a day which is a Business Day.

         (kk) "Trust" shall have the meaning set forth in the preamble to this Agreement.

         (ll)     "Trustees" shall mean the members of the Board.

Section 2.  Appointment of Rights Agent.

         The Trust hereby appoints the Rights Agent to act as agent for the Trust and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Trust may from time to time, upon prior written notice to the Rights Agent, appoint such Co-Rights Agents as it may deem necessary or desirable and the respective duties of the Rights Agent and any Co-Rights Agent shall be as the Trust shall determine; provided, however, that the Rights Agent shall have no duty to supervise and no liability for the acts or omissions of any Co-Rights Agent.

Section 3.  Issuance of Rights Certificates.

         (a) Until the Distribution Date, (i) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates representing shares of Common Stock registered in the names of the holders of the Common Stock (which certificates shall be deemed also to be certificates for the associated Rights) and not by separate rights certificates, and (ii) the Rights will be transferable only in connection with the transfer of the associated shares of Common Stock. As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the stock transfer records of the Trust, one or more rights certificates, in substantially the form of Exhibit A hereto (the "Rights Certificates"), evidencing in the aggregate that number of Rights to which such holder is entitled in accordance with the provisions of this Agreement. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates. The Rights are exercisable only in accordance with the provisions of Section 7 hereof and are redeemable only in accordance with Section 23 hereof.

         (b) As soon as practicable after the Dividend Record Date, the Trust will cause a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit B (the "Summary of Rights"), to be sent by first-class, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Dividend Record Date, at the address of such holder shown on the stock transfer records of the Trust. With respect to certificates for the Common Stock outstanding as of the Dividend Record Date, until the Distribution Date, the Rights associated with the shares of Common Stock represented by such certificates will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the surrender for transfer of any of the certificates representing shares of the Common Stock outstanding on the Dividend Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

         (c) Rights shall be issued in respect of all shares of Common Stock issued (whether originally issued or delivered from the Trust's treasury) after the Dividend Record Date but prior to the earliest of (i) the Distribution Date,
(ii) the Expiration Date, or (iii) the redemption of the Rights. Certificates representing such shares of Common Stock and certificates issued on transfer of such shares of Common Stock, with or without a copy of the Summary of Rights, prior to the Distribution Date (or earlier expiration or redemption of the Rights) shall be deemed also to be certificates for the associated Rights, and commencing as soon as reasonably practicable following the Dividend Record Date shall bear the following legend (or a legend substantially in the form thereof):

         This certificate also evidences and entitles the holder to Rights set forth in a Rights Agreement between the issuer and BankBoston, N.A. as Rights Agent (the "Rights Agent"), dated as of July 22, 1998 (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal offices of both the issuer and the Rights Agent. The Rights Agent will mail to the registered holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge upon written request. Under certain circumstances set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by any Person who is, was or becomes, or acquires shares from, an Acquiring Person or any Affiliate of an Acquiring Person (as each such term is defined in the Rights Agreement and generally relating to the ownership or purchase of large shareholdings), whether currently held by or on behalf of such Person or Affiliate or by certain subsequent holders, may become null and void.

Until the Distribution Date or the earlier redemption, expiration or termination of the Rights, the Rights associated with the Common Stock shall be evidenced by the Common Stock certificates alone and the registered holders of Common Stock shall also be the registered holders of the associated Rights, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Rights shall be issued to the extent provided in Section 22 hereof after the Distribution Date and prior to the Expiration Date.

Form of Rights Certificates.ertificates

         (a) The Rights Certificates (and the form of assignment and the form of exercise notice and certificate to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Trust may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or traded, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Dividend Record Date (or, if the shares pursuant to which the Rights are attached are issued thereafter, such date of issuance), shall include the date of countersignature and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the Purchase Price (as hereinafter defined), but the amount and type of securities issuable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided herein.

         (b) Any Rights Certificate issued pursuant to Section 3(a) or 22 hereof that represents Rights beneficially owned by (i) any Acquiring Person or any Affiliate of an Acquiring Person, or (ii) any Disqualified Transferee, and any other Rights Certificate issued pursuant to Section 6 or 11 hereof upon the transfer, exchange, replacement, or adjustment of any such Rights Certificate shall contain (to the extent feasible) the following legend:

         The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate (which includes both affiliates and associates) of an Acquiring Person (as each such term is defined in the Rights Agreement between the issuer and BankBoston, N.A., as Rights Agent, dated as of July 22, 1998 (the "Rights Agreement")). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement. The Rights Agent will mail to the registered holder of this certificate a copy of the Rights Agreement, as in effect on the date of such mailing, without charge upon written request.

Section 5.  Countersignature and Registration.egistration

         The Rights Certificates shall be executed on behalf of the Trust by its President, or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Trust's seal or facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Trust, either manually or by facsimile signature. The Rights Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Trust who shall have signed any of the Rights Certificates shall cease to be such officer of the Trust before countersignature by the Rights
Agent and issuance and delivery by the Trust, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, issued, and delivered with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Trust. Any Rights
Certificate may be signed on behalf of the Trust by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Trust to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

         Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at the office of the Rights Agent designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, and the date of countersignature thereof by the Rights Agent.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

         (a) Subject to the provisions of Sections 4(b), 7(e), and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the earlier of the Close of Business on the Expiration Date or the redemption of the Rights, any Rights Certificate may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of shares of Common Stock (or, following a Common Stock Event, Common Stock and/or such other securities, cash, or other assets as shall be issuable in respect of the Rights in accordance with the terms of this Agreement (such other securities, cash or other assets being referred to herein as "Other Consideration")) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate to be transferred, split up, combined, or exchanged at the office of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Trust shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner from whom the Rights evidenced by such Rights Certificate are to be transferred (or the Beneficial Owner to whom such Rights are to be transferred) or

Affiliates thereof as the Trust shall reasonably request. Thereupon, subject to Sections 4(b), 7(e) and 14 hereof, the Trust shall execute and the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Trust may require payment by the holders of Rights of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates which the Trust is not required to pay in accordance with Section 9(d) hereof.

         (b) Upon receipt by the Trust and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, the receipt of indemnity or security satisfactory to them, and upon reimbursement to the Trust and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, the Trust will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed, or mutilated.

Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights.

         (a) Except as otherwise provided herein, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby in whole or in part at any time from and after the Distribution Date and at or prior to the Close of Business on July 22, 2008 (the "Expiration Date") or the earlier redemption of the Rights. Immediately after the Close of Business on the Expiration Date (or the earlier redemption of the Rights), all Rights shall be extinguished and all Rights Certificates shall become null and void. To exercise Rights, the registered holder of the Rights Certificate evidencing such Rights shall surrender such Rights Certificate, with the form of election to purchase on the reverse side thereof and the certificate contained therein duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment in cash, only by electronic or wire transfer, or by certified check or bank check, of the Purchase Price with respect to the total number of shares of Common Stock (or, after a Common Stock Event, shares and/or similar units of Common Stock and/or Other Consideration) as to which the Rights are exercised (which payment shall include any additional amount payable by such Person in accordance with Section 9(d) hereof). The Rights Agent shall promptly deliver to the Trust all payments of the Purchase Price received in respect of Rights Certificates accepted for exercise.

         (b) The purchase price for each share of Common Stock issuable pursuant to the exercise of a Right (the "Purchase Price") shall initially be $160, shall be subject to adjustment as provided in Section 11 hereof, and shall be payable in lawful money of the United States of America.

         (c) Upon receipt of a Rights Certificate representing the Rights, with the form of election to purchase set forth on the reverse side thereof and the certificate contained therein duly executed, accompanied by payment of the Purchase Price, with respect to each Right so exercised, the Rights Agent, subject to Sections 7(e), 11(a)(iii) and 20(k) hereof, shall thereupon promptly
(i) requisition from any transfer agent of the Common Stock (or from the Trust if there shall be no such transfer agent, or make available if the Rights Agent is such transfer agent) certificates for the total number of shares of Common Stock to be purchased and the Trust hereby irrevocably authorizes such transfer agent to comply with any such request, (ii) after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated in writing by such holder, and (iii) when appropriate, requisition from the Trust the amount of cash to be paid in lieu of issuance of a fractional share in accordance with Section 14 hereof and after receipt promptly deliver such cash to or upon the order of the registered holder of such Rights Certificate. After the occurrence of a Common Stock Event, the Trust shall make all necessary arrangements so that any Other Consideration then deliverable in respect of the Rights is available for distribution by the Rights Agent. For purposes of this
Section 7, the Rights Agent shall be entitled to rely, and shall be protected in relying, on an Officers' Certificate from the Trust to the effect that the Distribution Date has occurred.

         (d) Subject to Sections 4(b), 7(e) and 14 hereof, in case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be executed and delivered by the Trust to the Rights Agent and countersigned and delivered by the Rights Agent to the registered holder of such Rights Certificate or to such holder's duly authorized assigns.

         (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Common Stock Event, any Rights beneficially owned by (i) an Acquiring Person or an Affiliate of an Acquiring Person, or (ii) a Disqualified Transferee shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Trust shall use all reasonable efforts to ensure that the provisions of this
Section 7(e) and Section 4(b) hereof are complied with, but the Trust shall have no liability to any holder of Rights Certificates or other Person and none of the terms of this Agreement or the Rights shall be deemed to be waived with respect to such holder or other Person as a result of any failure by the Trust to make any determinations with respect to an Acquiring Person or any Affiliate of an Acquiring Person or Disqualified Transferees hereunder or any failure to have a legend placed on any Rights Certificate in accordance with Section 4(b) hereof or on any Common Stock certificate in accordance with Section 3(c) hereof.

         (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Trust shall be obligated to undertake any action with respect to a holder of any Rights Certificate upon the occurrence of any purported exercise thereof unless such holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and
(ii) provided such additional evidence of the identity of the Beneficial Owner from whom the Rights evidenced by such Rights Certificate are to be transferred (or the Beneficial Owner to whom such Rights are to be transferred) or Affiliates thereof as the Trust shall reasonably request.

Section 8.  Cancellation and Destruction of Rights Certificates.

         All Rights Certificates surrendered for the purpose of and accepted for exercise, or surrendered for the purpose of redemption, transfer, split up, combination or exchange shall, if surrendered to the Trust or to any of its agents (other than the Rights Agent), be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Trust shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or retired by the Trust otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Trust, or may, at the written request of the Trust, but shall not be required to, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Trust.

Section 9. Reservation and Availability of Shares of Common Stock; Other Covenants.

         (a) The Trust covenants and agrees that on and after the Distribution Date, it shall use reasonable efforts to cause to be reserved and kept available out of its authorized and unissued shares of Common Stock (or, following the occurrence of a Common Stock Event, out of its authorized and unissued shares of Common Stock and/or Other Consideration, or out of its authorized and issued shares held in its treasury), the number of shares of Common Stock (or, following a Common Stock Event, shares of Common Stock and/or Other Consideration) that, except as provided in Section 11(a)(iii) hereof, would then be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the reservation of such shares shall be subject and subordinate to any other reservation of such shares made by the Trust at any time for any lawful purpose; provided, further, however, that in no event shall such failure to so reserve shares affect the rights of any holder of Rights hereunder.

         (b) The Trust covenants and agrees that on and after the Distribution Date so long as the Common Stock (or, following a Common Stock Event, shares and/or similar units of Common Stock and/or Other Consideration) issuable upon the exercise of Rights may be listed on any national securities exchange, the Trust shall use its best efforts to cause all shares (or similar units) reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

         (c) The Trust covenants and agrees that it shall take all such action as may be necessary to ensure that each share of Common Stock (or, following a Common Stock Event, each share and/or similar unit of Common Stock and/or Other Consideration) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (or units), subject to payment of the Purchase Price, be duly and validly authorized and issued and fully paid and nonassessable.

         (d) The Trust covenants and agrees that it shall pay when due and payable any and all federal and state transfer taxes and similar charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any shares of Common Stock (or, following the occurrence of a Common Stock Event, each share and/or similar unit of Common Stock and/or Other Consideration) upon the exercise of Rights; provided, however, that the Trust shall not be required to pay any transfer tax which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or in the issuance or delivery of certificates for any shares of Common Stock (or, following the occurrence of a Common Stock Event, each share and/or similar unit of Common Stock and/or Other Consideration) in a name other than that of the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for any shares of Common Stock (and, following the occurrence of a Common Stock Event, any shares and/or similar units of Common Stock and/or Other Consideration) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender thereof) or until it has been established to the Trust's satisfaction that no such tax is due.

         (e) The Trust shall use its best efforts (i) to file, as soon as practicable following the earliest date after the first occurrence of a Common Stock Event on which the consideration to be delivered by the Trust upon exercise of the Rights has been determined in accordance with this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Act, with respect to the securities issuable upon exercise of the Rights on an appropriate form, (ii) to cause such registration statement to become effective as soon as practicable after such filing, and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, or (B) the Expiration Date or earlier redemption of the Rights. The Trust will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states of the United States in connection with the exercisability of the Rights. The Trust may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement or to permit it to become effective. Upon any such suspension, the Trust shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Trust shall thereafter issue a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

Section 10.  Common Stock Record Date; Etc

         Each Person in whose name any certificate for any shares of Common Stock (or, following the occurrence of a Common Stock Event, shares and/or similar units of Common Stock and/or Other Consideration) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Common Stock (or such shares and/or similar units of Common Stock and/or Other Consideration, as the case may be) represented thereby, and such certificate shall be dated the date which is the later of (i) the date upon which the Rights Certificate evidencing such Rights was duly surrendered, or (ii) the date upon which payment of the Purchase Price (and any applicable transfer taxes) in respect thereof was made; provided, however, that if such date is a date upon which the relevant transfer books of the Trust are closed, such Person shall be deemed to have become the record holder of such shares (or Other Consideration) on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books of the Trust are open; provided, further, that the Trust covenants and agrees that it shall not close such transfer books for a period exceeding ten consecutive days. Prior to the exercise of the Rights evidenced thereby (which shall be deemed to have occurred on the date such certificate for shares and/or similar units of Common Stock or Other Consideration shall be dated in accordance with this Section 10), the holder of a Rights Certificate, as such, shall not be entitled to any rights of a security holder of the Trust with respect to the shares of Common Stock (and/or such shares or similar units of Common Stock or Other Consideration) for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Trust, except as expressly provided herein.

Section 11.  Antidilution Adjustments.

         The Purchase Price and the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
         (a)(i) In the event that the Trust shall at any time after the Declaration Date (A) declare and pay a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue, change, or alter any of its shares of beneficial interest or other capital stock in a reclassification or recapitalization (including any such reclassification in connection with a consolidation or merger in which the Trust is the continuing or surviving Person), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, then, and in each such case, the Purchase Price in effect at the time of the record date for such dividend or the effective time of such subdivision, combination, reclassification or recapitalization, and the number and kind of shares of beneficial interest or other capital stock issuable upon exercise of the Rights at such time, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of Common Stock or other shares of beneficial interest or other capital stock which, if such Right had been exercised immediately prior to such time at the Purchase Price then in effect and at a time when the transfer books for the Common Stock (or other capital stock) of the Trust were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

         (ii)  In the event

                           (A) any Person shall at any time after the Dividend
                  Record Date become an Acquiring Person; or

                           (B) any  Acquiring  Person  or any  Affiliate  of any
                  Acquiring Person, at any time after the Dividend Record Date, directly or indirectly, shall (1) merge into the Trust or otherwise combine with the Trust, and the Trust shall be the continuing or surviving corporation of such merger or combination and the Common Stock of the Trust shall remain outstanding and no shares thereof shall be changed or otherwise transformed into stock or other securities of any other Person or the Trust or cash or any other property, (2) in one or more transactions, transfer any assets to the Trust in exchange (in whole or in part) for shares of any class of its equity securities or for securities exercisable for or convertible into shares of any such class or otherwise obtain from the Trust, with or without consideration, any additional shares of any such class or securities exercisable for or convertible into shares of any such class (other than as part of a pro rata distribution to all holders of such class), (3) sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise dispose (in one transaction or a series of transactions) to, from or with the Trust or any of the Trust's Subsidiaries, assets with an aggregate fair market value in excess of 25% of the assets of the Trust and its Subsidiaries determined on a consolidated basis on terms and conditions less favorable to the Trust than the Trust would be able to obtain through arm's-length negotiation with an unaffiliated third party, (4) receive any compensation from the Trust or any of the Trust's Subsidiaries other than compensation as a director of the Trust or for full-time employment as a regular employee at rates in accordance with the Trust's (or such Subsidiary's) past practices, (5) receive the benefit (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance provided by the Trust or any of its Subsidiaries on terms and conditions less favorable to the Trust (or such Subsidiary) than the Trust would be able to obtain through arm's-length negotiation with an unaffiliated third party or (6) commence a tender or exchange offer for securities of the Trust; or

                           (C) during such time as there is an Acquiring  Person
                  at any time after the Dividend Record Date, there shall be any reclassification of securities (including any combination thereof), or recapitalization of the Trust, or any merger or consolidation of the Trust with any of its Subsidiaries (whether or not with or into or otherwise involving an Acquiring Person or any Affiliate of an Acquiring Person), or any repurchase by the Trust or any of its Subsidiaries of shares of the Common Stock of the Trust, or any other class or series of securities issued by the Trust, which reclassification, recapitalization, merger, consolidation or repurchase is effected at a time when a majority of the Board consists of persons who are the Acquiring Person or its Affiliates, or nominees or designees of any thereof, which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities or securities exercisable for or convertible into any class of equity securities of the Trust or any of its Subsidiaries which is directly or indirectly owned by an Acquiring Person or any Affiliate of an Acquiring Person

         then, in each such case, upon the Close of Business 10 Business Days after the occurrence of such event, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon exercise thereof at the Purchase Price in effect at the time of exercise in accordance with the terms of this Agreement, in lieu of one share of Common Stock, such number of shares of Common Stock of the Trust as shall equal the result obtained by (x) multiplying an amount equal to the then current
         Purchase Price by an amount equal to the number of shares of Common Stock for which a Right was or would have been exercisable immediately prior to the first occurrence of any such event whether or not such Right was then exercisable, and (y) dividing that product by 50% of the Current Market Price per share of the Common Stock of the Trust (as defined in Section 11(d) hereof) determined as of the date of such first occurrence.
                  (iii) In lieu of issuing whole or fractional shares of Common Stock in accordance with Section 7(c) hereof, the Trust shall (i) in the event that the number of shares of Common Stock which are authorized by the Trust's Declaration of Trust but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 7(c) hereof, or (ii) if a majority of the Board then in office determines that it would be appropriate and not contrary to the interests of the holders of Rights (other than any Acquiring Person or Disqualified Transferee or any Affiliate of the Acquiring Person or Disqualified Transferee), (A) determine an amount, if any, (the "Excess Amount") equal to the excess of (1) the value (the "Current Value") of the whole or fractional shares of Common Stock issuable upon the exercise of a Right in accordance with Section 7(c) hereof, over (2) the Purchase Price, and (B) with respect to each Right, (subject to Section 7(e) hereof) make adequate provision to substitute for such whole or fractional shares of Common Stock, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Trust (including, without limitation, shares or units of preferred stock which the Board has deemed in good faith to have the same value as a share of Common Stock (such shares of preferred stock being referred to herein as "Common Stock Equivalents")), (4) debt securities of the Trust, (5) other assets, or (6) any combination of the foregoing (which would include the additional consideration provided to any holder by reducing the Purchase Price) having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board; provided, however, subject to the provisions of Section 9(e), that if the Trust shall not have made adequate provision to deliver value pursuant to clause (B) above within 30 days following the Close of Business 10 Business Days after the first occurrence of a Common Stock Event described in Section 11(a)(ii) hereof, then the Trust shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, whole or fractional shares of Common Stock (to the extent available) and then, if necessary, cash, securities, and/or assets which in the aggregate are equal to the Excess Amount. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock or Common Stock Equivalents could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days following the Close of Business 10 Business Days after the first occurrence of such a Common Stock Event (such 30 day period) as it may be extended to 90 days, is referred to herein as the "Substitution Period"). To the extent that the Trust determines that some action is to be taken pursuant to the preceding provisions of this Section 11(a)(iii), the Trust (x) shall provide, subject to Section 7(e) hereof, that (except as to the form of consideration which shall be determined as appropriate by a majority of the Board then in office) such action shall apply uniformly to all outstanding Rights which shall not have become null and void, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such provisions and to determine the value thereof. In the event of any such suspension, the Trust shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Trust shall thereafter issue a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock issuable upon exercise of a Right in accordance with Section 7(c) hereof shall be the Current Market Price per share of the Common Stock (as determined pursuant to Section 11(d) hereof) on the Close of Business 10 Business Days after the date of the first occurrence of such a Common Stock Event and the value of any Common Stock Equivalent shall be deemed to be equal to the Current Market Price per share of the Common Stock on such date.

         (b) In the event the Trust shall, after the Dividend Record Date, fix a record date for the issuance of any options, warrants, or other rights to all holders of Common Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase (i) Common Stock or
(ii) securities convertible into Common Stock at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security is convertible into Common Stock) less than the Current Market Price per share of Common Stock (determined in accordance with Section 11(d) hereof) determined as of such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate minimum offering price of the total number of shares of Common Stock so to be offered (and/or the aggregate minimum conversion price of such convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the maximum number of additional shares of Common Stock to be offered for subscription or purchase (or the maximum number of shares into which such convertible securities so to be offered are convertible). In case such subscription price may be paid by delivery of consideration part or all of which shall be in a form other than cash, for purposes of this Section 11(b) the value of such consideration shall be the fair market value thereof as determined in good faith by the Board (which determination shall be described in an Officers' Certificate filed with the Rights Agent). Shares of Common Stock owned by or held for the account of the Trust shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such options warrants or other rights are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed (subject, however, to such other adjustments as are provided herein).

         (c) In the event that the Trust shall, after the Dividend Record Date, fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Trust is the surviving or continuing Person) of evidences of indebtedness, cash (other than cash dividends paid out of the earnings or retained earnings of the Trust and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied), other property (other than a dividend payable in a number of shares of Common Stock, but including any dividend payable in shares of beneficial interest or other capital stock other than Common Stock), or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the Current Market Price per share of Common Stock (as defined in Section 11(d) hereof) determined as of such record date, less (ii) the sum of (A) that portion of cash plus (B) the fair market value, as determined in good faith by the Board (which determination shall be described in an Officers' Certificate filed with the Rights Agent) of that portion of such evidences of indebtedness, such other property, and/or such subscription rights or warrants applicable to one share of Common Stock and of which the denominator shall be such Current Market Price per share of the Common Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed (subject, however, to such other adjustments as are provided herein).

         (d) For purposes of any computation pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share (or unit) of any security on any date shall be deemed to be the average of the daily Closing Price of such security for the 10 consecutive Trading Days immediately after such date and for the purpose of any other computation hereunder, the "Current Market Price" per share (or unit) of any security on any date shall be deemed to be the average of the daily Closing Price of such security for the 20 consecutive Trading Days immediately prior to such date; provided, however, that in the event that the Current Market Price per share of such security is determined during a period following the announcement by the issuer of such security of (i) a dividend or distribution on such security payable in shares (or units) of such security or securities convertible into shares (or units) of such security, or (ii) any subdivision, combination or reclassification of such security, and prior to the expiration of such 10 Trading Days or 20 Trading Days after (A) the ex-dividend date for such dividend or distribution, or (B) the record date for such subdivision, combination or reclassification, as the case may be, then, and in each such case, the "Current Market Price" shall be the Closing Price of such security on the last day of such respective 10 Trading Day or 20 Trading Day period. For purposes of this Agreement, the "Closing Price" of any security on any day shall be the last sale price, regular way, with respect to shares (or units) of such security, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, with respect to such security, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange; or, if such security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if such security is not so listed or admitted to trading, the last quoted sale price with respect to shares (or units) of such security, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market with respect to shares (or units) of such security, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other similar system then in use; or, if on any such date such security is not quoted by any such organization, the average of the closing bid and asked prices with respect to shares (or units) of such security, as furnished by a professional market maker making a market in such security selected by the Board; or, if no such market maker is available, the fair market value of shares (or units) of such security as of such day as determined in good faith by the Board (which determination shall be described in an Officers' Certificate filed with the Rights Agent).

         (e) No adjustment in the Purchase Price shall be required unless adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share (or similar unit) of Common Stock or other securities. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates the adjustment or (ii) the Expiration Date. Anything in this Section 11 to the contrary notwithstanding, the Trust shall be entitled to make such reductions in the Purchase Price, in addition to those required by this Section 11, as it in its discretion shall determine to be advisable in order that any dividends payable in shares of beneficial interest or other capital stock, subdivision of shares, distribution of rights to purchase shares of beneficial interest or other stock or securities, or distribution of securities convertible into or exchangeable for shares of beneficial interest or other stock hereafter made by the Trust to its shareholders shall not be taxable.

         (f) In the event that at any time, as a result of an adjustment made in respect of a Common Stock Event, the holder of any Right thereafter exercised shall become entitled to receive any shares of beneficial interest or other capital stock of the Trust other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to such other shares contained in Sections 11(a), (b), (c), (e), (g),
(h), (i), (j), (k), (m) and (p) hereof, and the provisions of Sections 7, 9, 10, 11(d), 13 and 14 hereof with respect to the shares of Common Stock shall apply on like terms to any such other shares.

         (g) All Rights originally issued by the Trust subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights represented thereby, all subject to further adjustment as provided herein.

         (h) Unless the Trust shall have  exercised  its election as provided in
Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made pursuant to Sections 11(b) and 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest ten-thousandth of a share) obtained by (i) multiplying (x) the number of shares of Common Stock covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

         (i) Assuming that no other adjustment pursuant to this Section 11 has been made, the Trust may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by the Purchase Price in effect immediately after such adjustment of the Purchase Price. The Trust shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i) the Trust shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Trust, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Trust, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Trust, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

         (j) Irrespective of any adjustment or change in the Purchase Price or the number of whole or fractional shares of Common Stock issuable upon exercise of such Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares of Common Stock which were expressed in the initial Rights Certificates issued hereunder.
         (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of shares of Common Stock issuable upon exercise of the Rights, the Trust shall take any action which may, in the opinion of its counsel, be necessary in order that the Trust may validly and legally issue such number of fully paid and nonassessable shares of Common Stock at such adjusted Purchase Price.

         (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Trust may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the number of shares of Common Stock and other shares of beneficial interest or other capital stock or securities of the Trust, if any, issuable upon such exercise over and above the number of shares of Common Stock and other shares of beneficial interest or other capital stock or securities of the Trust, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Trust shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional securities upon the occurrence of the event requiring such adjustment.

         (m) Anything in this Section 11 to the contrary notwithstanding, the Trust shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, by means of a resolution of the Board acting in good faith, shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, issuance wholly for cash of any Common Stock at less than the Current Market Price thereof, issuance wholly for cash of Common Stock (or other securities which by their terms are convertible into or exchangeable for Common Stock), dividends payable in shares of Common Stock or other capital stock or shares of beneficial interest, or issuance of rights, options, or warrants referred to hereinabove in this Section 11, hereafter made or declared by the Trust to the holders of its Common Stock, shall not be taxable to such holders.

         (n) The Trust covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Trust in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Trust in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, more than 25% of (A) the assets (taken at net asset value as stated on the books of the Trust and determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) or (B) the earning power of the Trust and its Subsidiaries (determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) to any other Person or Persons (other than the Trust or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale, there are any rights, warrants or other instruments or securities outstanding or agreements (whether or not in writing) in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the shareholders of such other Person shall have received a distribution of Rights previously owned by such Person or any of its Affiliates.

         (o) The Trust covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

         (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Trust shall at any time after the Dividend Declaration Date and prior to the Distribution Date (i) declare or pay a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, or (ii) effect a subdivision, combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock) into a greater or smaller number of shares, then in any such case, (i) the number of shares of Common Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of shares of Common Stock so purchasable immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event; and (ii) each share of Common Stock outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12.  Certificate of Adjustments.

         Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Trust shall (a) promptly prepare an Officers' Certificate setting forth such adjustment, including any adjustment in Purchase Price, the number of shares or Other Consideration payable, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such Officers' Certificate, and (c) mail a brief summary thereof to each registered holder of a Rights Certificate in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such Officers' Certificate and on any adjustment therein contained, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such an Officers' Certificate.

Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earning
             Power.

         In the event that, following the Stock Acquisition Date, directly or indirectly, (a) the Trust shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Trust in a transaction that complies with Section 11(o) hereof) and the Trust shall not be the continuing or surviving Person of such consolidation or merger, (b) any Person (other than a Subsidiary of the Trust in a transaction that complies with Section 11(o) hereof) shall consolidate with, or merge with and into, the Trust, the Trust shall be the continuing or surviving Person of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Common Stock of the Trust shall be changed or otherwise transformed into or exchanged for shares of beneficial interest or other stock or other securities of any other Person or the Trust or cash or any other property, or (c) the Trust shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, more than 25% of (A) the assets (taken at net asset value as stated on the books of the Trust and determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) or (B) the earning power of the Trust and its Subsidiaries (determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) to any Person (other than the Trust or any Subsidiary of the Trust in one or more transactions each of which complies with Section 11(o) hereof) then, from and after such event, proper provision shall be made so that (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price in effect at the time of such exercise in accordance with the terms of this Agreement, such number of whole or fractional shares of validly authorized and issued, fully paid, non-assessable, and freely tradeable Common Stock of such other Person (or in the case of a transaction or series of transactions described in clause (c) above, the Person receiving the greatest amount of the assets or earning power of the Trust, or if the Common Stock of such other Person is not and has not been continuously registered under Section 12 of the Exchange Act for the preceding 12-month period and such Person is a direct or indirect Subsidiary of another Person, that other Person, or if such other Person is a direct or indirect Subsidiary of more than one other Person, the Common Stock of two or more of which are and have been so registered, such other Person whose outstanding Common Stock has the greatest aggregate value), free and clear of any liens, encumbrances, rights of first refusal, or other adverse claims, as shall be equal to the result obtained by (x) multiplying the Purchase Price in effect immediately prior to the first occurrence of any Common Stock Event described in this Section 13 by the number of shares of Common Stock for which a Right is exercisable immediately prior to such first occurrence (and without taking into account any prior adjustment made pursuant to 11(a)(ii)) and (y) dividing that product by 50% of the Current Market Price per share (as defined in Section 11(d) hereof) of the Common Stock of such other Person determined as of the date of consummation of such consolidation, merger, sale, or transfer;
(ii) the issuer of such Common Stock shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale, or transfer, all the obligations and duties of the Trust pursuant to this Agreement; (iii) the term "Trust" shall thereafter be deemed, for all purposes of this Agreement, to refer to such issuer, it being specifically intended that the provisions of Section 11 hereof (other than Section 11(a)(ii) hereof) shall apply only to such issuer following the first occurrence of a Common Stock Event described in this Section 13; (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the whole or fractional shares of its Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Common Stock Event described in clauses (a), (b) or (c) of this Section 13. The Trust shall not consummate any such consolidation, merger, sale or transfer unless (i) such issuer shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance as will permit the exercise in full of the Rights in accordance with this Section 13, and (ii) prior thereto the Trust and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing and further providing that as soon as practicable after the date of any Common Stock Event described above in this
Section 13 such issuer shall (A) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (I) become effective as soon as practicable after such filing and (II) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date, and (B) will deliver to holders of the Rights historical financial statements of such issuer and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act. Furthermore, in case the Person which is to be party to a transaction referred to in this Section 13 has any provision in any of its authorized securities or in its charter or by-laws or other agreement or instrument governing its affairs, which provision would have the effect of causing such Person to issue, in connection with, or as a consequence of, the consummation of a Common Stock Event described in clauses
(a), (b), or (c) of this Section 13, whole or fractional shares of Common Stock of such Person at less than the then Current Market Price per share thereof (as defined in Section 11(d) hereof), or to issue securities exercisable for, or convertible into, Common Stock of such Person at less than such then Current

Market Price, then, in such event, the Trust hereby agrees with each holder of the Rights that it shall not consummate any such transaction unless prior thereto the Trust and such Person shall have executed and delivered to the Rights Agent a supplemental agreement providing that such provision in question shall have been canceled, waived, or amended so that it will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Common Stock Event described in this Section 13 shall occur at any time after the occurrence of a Common Stock Event described in Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall thereafter become exercisable, except as provided in Section 7(e) hereof, in the manner described in this Section 13.

Section 14.  Fractional Rights and Fractional Shares.

         (a) The Trust shall not be required to issue fractions of Rights or to distribute fractions of Rights, except prior to the Distribution Date as provided in Section 11(i) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of issuing such fractional Rights, at the election of the Trust, there shall be paid to the registered holders of the Rights with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

         (b) The Trust shall not be required to issue fractions of shares of its beneficial interest or other capital stock upon exercise of the Rights or to distribute certificates which evidence fractional shares. In lieu of fractional shares, at the election of the Trust, there shall be paid to the registered holders of Rights at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of such beneficial interest or other capital stock. For purposes of this Section 14(b), the current market value of a share of such capital stock shall be the Closing Price of such capital stock for the Trading Day immediately prior to the date of such exercise.

         (c) The holder of a Right, by the acceptance of the Right, expressly waives such holder's right to receive any fractional Rights or (except as provided in Section 14(b) hereof) any fractional share upon exercise of a Right.

Section 15.  Rights of Action.

         Excepting the rights of action given the Rights Agent under Section 18 hereof and except as set forth in Section 20(l) hereof, all rights of action in respect of this Agreement are vested in the registered holder of each Right; and any registered holder of any Right, without the consent of the Rights Agent or of the holder of any other Right, may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action, or proceeding against the Trust to enforce, or otherwise act in respect of, such registered holder's right to exercise the rights evidenced by such Right in the manner provided in such Rights Certificate and in this Agreement, and the Trust hereby agrees to reimburse such registered holder for all expenses (including reasonable attorneys' fees) incurred by such registered holder in connection therewith. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of the obligations hereunder, and shall be entitled to injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16.  Agreement of Rights Holders.

         Every holder of a Right by accepting the same consents and agrees with the Trust and the Rights Agent and with every other holder of a Right that:

         (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

         (b) from and after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer with a form of assignment and certificate set forth on the reverse side thereof duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

         (c) subject to Sections 6(a) and 7(f) hereof, the Trust and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificate or, prior to the Distribution Date, the associated Common Stock certificate, made by anyone other than the Trust or the Rights Agent) for all purposes whatsoever, and neither the Trust nor the Rights Agent shall be affected by any notice to the contrary; and

         (d) notwithstanding anything in this Agreement to the contrary, neither the Trust nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however, the Trust agrees to use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17.  Rights Certificate Holder Not Deemed a Shareholder.

         No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends, or otherwise be deemed for any purpose the holder of any securities of the Trust which may be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Trust or any right to vote in the election of trustees or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any action by the Trust, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or preemptive rights, or otherwise, until the time specified in Section 10 hereof.

Section 18.  Concerning the Rights Agent.

         The Trust agrees to pay to the Rights Agent such reasonable compensation as shall be agreed to in writing between the Trust and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Trust also agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damages, claims or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses (including reasonable attorneys' fees and expenses) of defending against any claim of liability for any of the foregoing.

         The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered, or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for any number of shares of Common Stock or for other securities of the Trust, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed and executed by the proper Person or Persons, and verified or acknowledged as required by this Agreement.

Section 19.  Merger or Consolidation or Change of Name of Rights Agent.

         Any corporation into which the Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent shall be a party, or any corporation succeeding to the shareholder services business of the Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement and any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
         In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.  Duties of Rights Agent.

         The Rights Agent undertakes only the duties and obligations expressly imposed upon it by this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions:

         (a) The Rights Agent may consult with legal counsel of its selection (who may be legal counsel to the Trust), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

         (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Trust prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate (an "Officers' Certificate") signed by a person believed by the Rights Agent to be the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Trust and delivered to the Rights Agent; and such Officers' Certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such Officers' Certificate.

         (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith, or willful misconduct.

         (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature on such Rights Certificate) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Trust only.

         (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Trust of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or be responsible for the manner, method or amount of any such adjustment or procedures or the ascertaining of the existence of facts that would require any such adjustment or procedure (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate delivered pursuant to Section 12 hereof, describing any such adjustment or procedures); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Stock or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock, or any shares or similar units of other securities, will, when issued, be validly authorized and issued, fully paid, and nonassessable.

         (f) The Trust agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

         (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Trust, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Trust may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken or omitted and the Rights Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking or omitting any such action, the Rights Agent has received written instructions from the Trust in response to such application specifying the action to be taken or omitted.

         (h) The Rights Agent and any shareholder, director, officer, or employee of the Rights Agent may buy, sell, or deal in any of the Rights or other securities of the Trust or become pecuniarily interested in any transaction in which the Trust may be interested, or contract with or lend money to the Trust or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Trust or for any other entity.

         (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Trust resulting from any such act, default, neglect or misconduct; provided, however, that reasonable care was exercised in the selection and continued employment thereof.

         (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

         (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certification appearing on the reverse side thereof following the form of election to purchase has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Trust.

         (l) The provisions of this Section 20 are solely for the benefit of the Rights Agent or the Trust and any failure or omission under this Section 20 shall not affect the rights of the Trust under this Agreement and neither the Rights Agent nor the Trust shall have any liability to any holder of Rights or other Person on account of such failure or omission.

Section 21.  Change of Rights Agent.

         The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Trust and to each transfer agent of the Common Stock by registered or certified mail, and, subsequent to the Distribution Date, to the holders of the Rights Certificates by first-class mail. The Trust may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent, to each transfer agent of the Common Stock by registered or certified mail, and, subsequent to the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Trust shall appoint a successor to the Rights Agent. If the Trust shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit such holder's Rights Certificate for inspection by the Trust), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Trust or by such a court, shall be a corporation organized and doing business under the laws of the United States, the State of New York or The Commonwealth of Massachusetts (or of any other State of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York or The Commonwealth of Massachusetts), in good standing, having an office designated for such purpose in the State of New York or The Commonwealth of Massachusetts, which is authorized under such laws to exercise corporate trust and/or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose; and, except as the context herein otherwise requires, such successor Rights Agent shall be deemed to be the "Rights Agent" for all purposes of this Agreement. Not later than the effective date of any such appointment the Trust shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.  Issuance of New Rights Certificates.

         Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Trust may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of beneficial interest or other stock or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Trust of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Trust (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Trust, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights evidenced by a Rights Certificate shall be issued if, and to the extent that, the Trust shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Trust or the Person to whom such Rights would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.  Redemption and Termination.

         The Trust may, at its option, upon the affirmative vote or written consent of not less than a majority of the Board then in office, at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Expiration Date, redeem all (but not less than all) of the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, combination of shares, or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The Trust may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the majority of the Board then in office. Immediately upon the taking of such action ordering the redemption of all of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights so redeemed will terminate and the only right thereafter of the holders of such Rights so redeemed shall be to receive the Redemption Price (without the payment of any interest thereon). Within 10 days after such action ordering the redemption of all of the Rights, the Trust shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of each transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

Section 24.  Exchange.

         (a) The Board, by majority vote of the Trustees then in office, may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio, as the same may be adjusted from time to time, being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than (i) the Trust, (ii) any Subsidiary of the Trust, (iii) any employee benefit plan of the Trust or any such Subsidiary, or (iv) any entity holding Common Stock for or pursuant to the terms of any such plan), together with all Affiliates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding.

         (b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Trust shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Trust promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

         (c) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Trust shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exchange of the Rights.

         (d) The Trust shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Trust shall pay to each registered holder of a Right Certificate with regard to which a fractional share of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the Closing Price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25.  Notice of Proposed Actions.

         In case the Trust shall after the Distribution Date propose (a) to pay any dividend payable in shares of beneficial interest or other stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock (other than a cash dividend out of earnings or the retained earnings of the Trust), or (b) to offer to the holders of its Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any other class or any other securities, rights, or options, or (c) to effect any reclassification of the Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 25% of (i) the assets of the Trust and its Subsidiaries (taken at net asset value as stated on the books of the Trust and determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) or (ii) the earning power of the Trust and its Subsidiaries (determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) to any other Person or Persons, or (e) to effect the liquidation, dissolution or winding up of the Trust, then, in each such case, the Trust shall give to the Rights Agent and each holder of a Right, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least twenty days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any such other action, at least twenty days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Trust or the vote upon any such action.

         In case any Common Stock Event described in Section 11(a)(ii) hereof shall occur, then, in any such case, the Trust shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such Common Stock Event, which shall specify such event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.

         Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date a filing by the Trust with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Trust, including the Rights, for purposes of this Agreement and no other notice need be given.

Notices.26.  Notices

         Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to the Trust shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  Eastern Enterprises
                  9 Riverside Road
                  Weston, MA  02193
                  Attn:  General Counsel

                  Copy to:          Ropes & Gray
                                    One International Place
                                    Boston, MA  02110-2624
                                    Attn: Truman S. Casner
         Subject to the provisions of Sections 19 and 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Trust or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Trust) as follows:

                  BankBoston, N.A.
                  c/o Boston EquiServe, L.P.
                  150 Royall Street
                  Canton, MA 02021
                  Attn: Client Administration
                  (Eastern Enterprises Rights Agreement)

         Notices or demands authorized by this Agreement to be given or made by the Trust or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Trust.

Section 27.  Supplements and Amendments.

         Prior to the Distribution Date, the Trust, upon the vote of a majority of the Board then in office, may from time to time supplement or amend this Agreement without the approval of any holders of the Rights. From and after the Distribution Date, the Trust may, upon the vote of a majority of the Board then in office, from time to time amend this Agreement without the approval of any holders of the Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to change any time period governing redemption of the Rights or any other time period or (iv) to make any other provisions in regard to matters or questions arising hereunder which the Trust, upon the vote of a majority of the Board then in office, may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Rights (other than any Acquiring Person or Disqualified Transferee or any Affiliate of an Acquiring Person or Disqualified Transferee). The Rights Agent shall join with the Trust in the execution and delivery of any such supplement or amendment, unless such supplement or amendment affects any of the rights, duties, or obligations of the Rights Agent hereunder, in which case the Rights Agent may, but shall not be required to, join in such execution and delivery.

Section 28.  Successors.

         All the covenants and provisions of this Agreement by or for the benefit of the Trust or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.  Determinations and Actions by the Board; etc.

         The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the

Board, or to the Trust, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below all omissions with respect to the foregoing) which are done or made by the Board in good faith and with the concurrence of a majority of the Board then in office shall (x) be final, conclusive and binding on the Trust, the Rights Agent, the holders of the Rights and all other parties and (y) not subject any Trustee to any liability to the holders of the Rights.

Section 30.  Benefits of this Agreement.

         Nothing in this Agreement shall be construed to give to any Person other than the Trust, the Rights Agent, and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the associated shares of Common Stock) any legal or equitable right, remedy, or claim under this Agreement or the Rights; but this Agreement shall be for the sole and exclusive benefit of the Trust, the Rights Agent, and the registered holders of the Rights (and, prior to the Distribution Date, the associated Common Stock).

Section 31.  Severability.

         The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board.

Section 32.  Governing Law.

         This Agreement and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts and for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth applicable to contracts to be made and performed entirely within said Commonwealth.

Section 33.  Counterparts.

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34.  Descriptive Headings.

         Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35.  The Trust.

         Reference is hereby made to the declaration of trust establishing the Trust dated July 18, 1929, as amended, a copy of which is on file in the office of the Secretary of State of The Commonwealth of Massachusetts. The name "Eastern Enterprises" refers to the trustees under such declaration as trustees and not personally. No trustee, shareholder, officer or agent of the Trust shall be held to any personal liability in connection with the affairs of the Trust and only the trust estate may be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and set their respective hands and seals, all as of the day and year first above written.

                                            EASTERN ENTERPRISES


                                            By:     /s/ Jean A. Scholtens
                                                  -----------------------------
                                            Title: Vice President and Treasurer

Attest:



By:    /s/ L. William Law, Jr.
       -----------------------
Title: Secretary
                                            BANKBOSTON, N.A., AS RIGHTS AGENT



                                            By:  /s/ Margaret Prentice
                                                -------------------------
Attest:                                     Title: Administrative Manager


By:    /s/ Joshua McGinn
       -------------------
Title: Senior Account Manager

                                                                    EXHIBIT A

                           FORM OF RIGHTS CERTIFICATE

Certificate No. R-                                             _______ Rights

         NOT EXERCISABLE AFTER JULY 22, 2008 OR EARLIER IF ORDER OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE TRUST, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE (WHICH INCLUDES AFFILIATES AND ASSOCIATES) OF AN ACQUIRING PERSON (AS EACH SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE (WHICH INCLUDES AFFILIATES AND ASSOCIATES) OF AN ACQUIRING PERSON (AS EACH SUCH TERM IS DEFINED IN THE RIGHTS
         AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]*

                               Rights Certificate

                              EASTERN ENTERPRISES



         This certifies that                         , or registered
assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement dated as of July 22, 1998 (the "Rights Agreement") between Eastern Enterprises (the "Trust"), and BankBoston, N.A. (the "Rights Agent"), to purchase from the Trust at any time after the Distribution

Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (Boston, Massachusetts time) on July 22, 2008 (the "Expiration Date") at the office of the Rights Agent designated for such purpose, or its successors as Rights Agent, one share of the Common Stock, with a par value of $1.00 per share ("Common Stock"), of the Trust per each Right represented hereby, at a purchase price of $160 per share (the "Purchase Price") upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase set forth on the reverse side hereof and the certificate contained therein duly completed and executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of July 22, 1998 based on the shares of Common Stock of the Trust as constituted at such date.

         As more fully set forth in the Rights Agreement, upon the occurrence of a Common Stock Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate of an Acquiring Person (as each such term is defined in the Rights Agreement) or (ii) a Disqualified Transferee (as defined in the Rights Agreement), such Rights shall automatically become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Common Stock Event.

         The Rights evidenced by this Rights Certificate shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

         As provided in the Rights Agreement, the Purchase Price and the number and type of securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

         In the circumstances described in Section 13 of the Rights Agreement, the securities issuable upon the exercise of the Rights evidenced hereby shall be the common stock or similar equity securities or equity interests of an entity other than the Trust.

         This Rights Certificate is subject to all of the terms, provisions, and conditions of the Rights Agreement, which terms, provisions, and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties, and immunities hereunder of the Rights Agent, the Trust, and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the office of the Rights Agent designated for such purpose and may be obtained by the holder of any Rights upon written request to the Rights Agent.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent designated for such purpose may reasonably request, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock (or other consideration, as the case may be), as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Trust by a majority vote of the Trustees then in office, at any time prior to the earlier of (i) the Distribution Date or (ii) the close of business on the Expiration Date, at a redemption price of $.01 per Right (which amount is subject to adjustment as provided in the Rights Agreement). In addition, in certain circumstances, the Rights may be exchanged, in whole or in part, for shares of Common Stock. Immediately upon the action of the Board ordering the exchange of any Rights and without any further action and without any notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights will be to receive that number of shares of Common Stock issuable upon the exchange.

         The Trust is not obligated to issue whole or fractional shares of Common Stock (or other securities) upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment may be made at the election of the Trust, as provided in the Rights Agreement.

         No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Trust which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Trust or any right to vote for the election of trustees or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any action by the Trust, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

         Reference is hereby made to the declaration of trust establishing the Trust dated July 18, 1929, as amended, a copy of which is on file in the office of the Secretary of State of The Commonwealth of Massachusetts. The name "Eastern Enterprises" refers to the trustees under such declaration as trustees and not personally. No trustee, shareholder, officer or agent of the Trust shall be held to any personal liability in connection with the affairs of the Trust and only the trust estate may be liable.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

        WITNESS the facsimile signature of the proper officers and the seal of the Trust. Dated as of _________ --, ----.

                                       EASTERN ENTERPRISES


                                       By_____________________________________
                                       Title:

ATTEST:


--------------------------------
Title:




Countersigned:

--------------------------------




By_____________________________
   Authorized Signatory

  Date of Countersignature:

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Rights Certificate)

     FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto ----------------------


----------------------------------------------------------------------------
                 (Please print name and address of transferee)

_____________________________________________________________________     whose
social security or tax identification number, is: ______________ the Rights evidenced by this Rights Certificate, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Trust, with full power of substitution.

Dated: _________________________, ____.

                                                     -------------------------
                                                     Signature

Signature Guaranteed:*

                                  Certificate


         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate of an Acquiring Person (as each such term is defined in the Rights Agreement);

         (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate after the occurrence of a Common Stock Event from any Person who is, was or subsequently became an Acquiring Person or an Affiliate of an Acquiring Person.

Dated:____________________          ______________________________________
                                                  Signature

Signature Guaranteed:*


----------------------------


                                     NOTICE

         The  signature  to  the  foregoing   Assignment  and  Certificate  must
correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

            (To be executed if holder desires to exercise the Rights
                                  Certificate)



To Eastern Enterprises

         The undersigned hereby irrevocably elects to exercise _________________ Rights represented by this Rights Certificate to purchase the number of shares of Common Stock (or other securities) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number ________________________________________

               --------------------------------------------------------------
                        (Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number ________________________________________

               --------------------------------------------------------------
                        (Please print name and address)

Dated: _______________________, ____


                                ------------------------------
                                Signature

                                (Signature must conform in all respects to name of holder as specified on the face of this Rights Certificate)

Signature Guaranteed:**


** Signature must be guaranteed by an "Eligible Guarantor Institution" (with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

                                  Certificate



         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate of any such Acquiring Person (as each such term is defined in the Rights Agreement); and

         (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate after the occurrence of a Common Stock Event (as such term is defined in the Rights Agreement) from any Person who is, was, or subsequently became an Acquiring Person or an Affiliate of an Acquiring Person.


Dated: _________________, ____              _________________________
                                                   Signature



Signature Guaranteed:***



------------------------
** Signature must be guaranteed by an "Eligible Guarantor Institution" (with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

                                                                     EXHIBIT B



                              EASTERN ENTERPRISES

                           SUMMARY OF PURCHASE RIGHTS

         On July 22, 1998, the Board of Trustees (the "Board") of Eastern Enterprises (the "Trust") declared a dividend of one purchase right (a "Right") for every outstanding share of the Trust's common stock, $1.00 par value per share (the "Common Stock"). The Rights will be distributed at the close of business upon the earlier to occur of (i) the date of redemption by the Trust of the Trust's outstanding Rights pursuant to the Common Stock Rights Agreement dated as of February 22, 1990, as amended, and (ii) February 18, 2000, to shareholders of record as of the close of business on such date (the "Dividend Record Date"). The terms of the Rights are set forth in a Rights Agreement dated as of July 22, 1998 (the "Rights Agreement") between the Trust and BankBoston, N.A. (the "Rights Agent"). The Rights Agreement provides for the issuance of one Right for every share of Common Stock issued and outstanding on the Dividend Record Date and for each share of Common Stock which is issued or sold after that date and prior to the "Distribution Date" (as defined below).

         Each Right entitles the holder to purchase from the Trust one share of Common Stock at a price of $160 per share, subject to adjustment. The Rights will expire on July 22, 2008 (the "Expiration Date"), or upon the earlier redemption of the Rights, and are not exercisable until the Distribution Date.

         No separate Rights certificates will be issued at the present time. Until the Distribution Date (or earlier redemption or expiration of the Rights),
(i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Dividend Record Date upon transfer or new issuance of the Trust's Common Stock will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any of the Trust's Common Stock certificates will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

         The Rights will separate from the Common Stock and Rights certificates will be issued on the Distribution Date. Unless otherwise determined by a majority of the Board then in office, the Distribution Date will occur on the date which is after the Dividend Record Date and the earlier of (i) the tenth business day following the later of the date of a public announcement that a person, including affiliates and associates of such person (an "Acquiring Person"), except as described below, has acquired or obtained the right to acquire, beneficial ownership of 10% or more of the outstanding shares of Common Stock or the date on which an executive officer of the Trust has actual knowledge that an Acquiring Person became such (later being, the "Stock Acquisition Date") or (ii) the tenth business day following commencement of a tender offer or exchange offer that would result in any person together with its affiliates and associates owning 10% or more of the Trust's outstanding Common

Stock. In any event, the Board of Trustees may delay the distribution of the certificates. After the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Trust's Common Stock as of the close of business on the Distribution Date and thereafter such separate Rights Certificates alone will evidence the Rights.

         If, at any time after the Dividend Record Date, any person or group of affiliated or associated persons (other than the Trust and its affiliates) shall become an Acquiring Person, each holder of a Right will have the right to receive shares of the Trust's Common Stock (or, in certain circumstances, cash, property or other securities of the Trust) having a market value of two times the exercise price of the Right. For example, if the exercise price is $160, the holder of each Right would be entitled to receive $320 in market value of the Trust's Common Stock for $160. Also, in the event that at any time after the Stock Acquisition Date the Trust was acquired in a merger or other business combination, or more than 25% of its assets or earning power was sold, each holder of a Right would have the right to exercise such Right and thereby receive common stock of the acquiring company with a market value of two times the exercise price of the Right. Thus, if the exercise price is $160, the holder of each Right would be entitled to receive $320 in market value of the acquiring company's common stock upon payment of the $160. Following the occurrence of any of the events described in this paragraph, any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or Disqualified Transferee shall immediately become null and void.

         The Board may, at its option, at any time after any person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of declaration of the Rights (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). The Board, however, may not effect an exchange at any time after any person (other than (i) the Trust, (ii) any subsidiary of the Trust, (iii) any employee benefit plan of the Trust or any such subsidiary or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all affiliates of such person, becomes the beneficial owner of 50% or more of the Common Stock then outstanding. Immediately upon the action of the Board ordering the exchange of any Rights and without any further action and without any notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights will be to receive that number of shares of Common Stock equal to the number of such Rights held by the holder multiplied by the Exchange Ratio.

         The exercise price of the Rights, and the number of shares of Common Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) upon the grant to holders of the Common Stock of certain rights or warrants to subscribe for shares of the Common Stock or convertible securities at less than the current market price of the Common Stock or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding cash dividends paid out of the earnings or retained earnings of the Trust and certain other distributions) or of subscription rights or warrants (other than those referred to above).

         With certain exceptions, no adjustments in the exercise price of the Rights will be required until cumulative adjustments equal at least 1% in such price.

         At any time prior to the earlier of (i) the Distribution Date or (ii) the close of business on the Expiration Date, the Trust, by a majority vote of the Board then in office, may redeem the Rights at a redemption price of $.01 per Right (the "Redemption Price"), as described in the Rights Agreement. Immediately upon the action of the Board electing to redeem the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Trust, including, without limitation, the right to vote or to receive dividends.

         Neither the distribution of the Rights nor the subsequent separation of the Rights on the Distribution Date will be a taxable event for the Trust or its shareholders. Holders of Rights may, depending upon the circumstances, recognize taxable income upon the occurrence of certain Rights triggering events including a tender offer for 10% or more of the Common Stock or a person or group attaining beneficial ownership of 10% or more of the Common Stock (collectively, "Common Stock Events"). In addition, holders of Rights may have taxable income as a result of (i) an exchange by the Trust of shares of Common Stock for Rights as described above or (ii) certain anti-dilution adjustments made to the terms of the Rights after the Distribution Date. A redemption of the Rights would be a taxable event to holders.

         The Rights Agreement may be amended by the Board at any time prior to the Distribution Date without the approval of the holders of the Rights. From and after the Distribution Date, the Rights Agreement may be amended by the Board without the approval of the holders of the Rights in order to cure any ambiguity, to correct any defective or inconsistent provisions, to change any time period for redemption or any other time period under the Rights Agreement or to make any other changes that do not adversely affect the interests of the holders of the Rights (other than any Acquiring Person or its affiliates, or associates or their transferees).
         Reference is hereby made to the declaration of trust establishing the Trust dated July 18, 1929, as amended, a copy of which is on file in the office of the Secretary of State of The Commonwealth of Massachusetts. The name "Eastern Enterprises" refers to the trustees under such declaration as trustees and not personally. No trustee, shareholder, officer or agent of the Trust shall be held to any personal liability in connection with the affairs of the Trust and only the trust estate may be liable.

         A copy of the Rights Agreement will be filed with the Securities and Exchange Commission as an Exhibit to the Trust's Form 8-A. registration statement with respect to the Rights. A copy of the Rights Agreement is available free of charge from the Rights Agent, at the following address:

                  BankBoston, N.A.
                  c/o Boston EquiServe, L.P.
                  150 Royall Street
                  Canton, MA 02021
                  Attn: Client Administration
                  (Eastern Enterprises Rights Agreement)

This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.